July 28, 2026 Second Quarter 2026 Supplemental Information Exhibit 99.2

Supplemental Information| 2Q 2026 2TPG RE Finance Trust, Inc.| NYSE: TRTX Forward-Looking Statements and Other Disclosures This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which reflect our current views with respect to, among other things, our operations and financial performance. You can identify these forward-looking statements by the use of words such as “outlook,” “believe,” “expect,” “potential,” “continue,” “may,” “should,” “seek,” “approximately,” “predict,” “intend,” “will,” “plan,” “estimate,” “anticipate,” the negative version of these words, other comparable words or other statements that do not relate strictly to historical or factual matters. By their nature, forward-looking statements speak only as of the date they are made, are not statements of historical fact or guarantees of future performance and are subject to risks, uncertainties, assumptions or changes in circumstances that are difficult to predict or quantify. Our expectations, beliefs and projections are expressed in good faith, and we believe there is a reasonable basis for them. However, there can be no assurance that management’s expectations, beliefs and projections will occur or be achieved, and actual results may vary materially from what is expressed in or indicated by the forward-looking statements. There are a number of risks, uncertainties and other important factors that could cause our actual results to differ materially from the forward-looking statements contained in this presentation. Such risks, uncertainties and other important factors include, among others, the risks, uncertainties and factors set forth under the heading “Risk Factors” in our Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on February 17, 2026, as such risk factors may be updated from time to time in our periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. Such risks, uncertainties and other factors include, but are not limited to, the following: ▪ the general political, economic, regulatory, competitive and other conditions in the markets in which we invest; ▪ fluctuations in interest rates and credit spreads have reduced and in the future could reduce our ability to generate income on our loans and other investments, which could lead to a significant decrease in our results of operations, cash flows and the market value of our investments and could materially impair our ability to pay distributions to our stockholders; ▪ adverse changes in the real estate and real estate capital markets; ▪ general volatility of the markets in which we participate; ▪ changes in our business, investment strategies or target assets; ▪ difficulty in obtaining financing or raising capital; ▪ an inability to borrow incremental amounts or an obligation to repay amounts under our financing arrangements; ▪ reductions in the yield on our investments; ▪ increases in the cost of our financing; ▪ events giving rise to increases in our current expected credit loss reserve; ▪ we have in the past and may in the future foreclose on certain of the loans we originate or acquire, which could result in losses that negatively impact our results of operations and financial condition; ▪ as an owner of real estate through foreclosure or otherwise, we are subject to risks inherent in the ownership, operation, and development of real estate; ▪ adverse legislative or regulatory developments, including with respect to tax laws, securities laws and the laws governing financing and lending institutions; ▪ acts of God such as hurricanes, floods, earthquakes, droughts, wildfires, mudslides, volcanic eruptions, and other natural disasters, acts of war and/or terrorism or other hostilities and other events that may cause unanticipated and uninsured performance declines and/or losses to us or the owners and operators of the real estate securing our investments; ▪ adverse economic trends and changes in economic conditions, including as a result of slower growth or recession, changes to fiscal and monetary policy, inflation, changing interest rates, tariffs and international trade policies and disputes, geopolitical conditions, structural shifts and regulatory changes to the commercial banking systems of the U.S. and Western Europe, labor shortages, currency fluctuations and challenges in global supply chains; ▪ the failure of any banks with which we and/or our borrowers have a commercial relationship could adversely affect, among other things, the ability of our borrowers to access deposits or obtain financing on favorable terms or at all; ▪ reduced demand for office space, including as a result of fully remote and/or hybrid work schedules which allow work from remote locations other than office premises; ▪ adverse developments in the availability of desirable loan and other investment opportunities, whether due to competition, regulation or otherwise; ▪ deterioration in the performance of properties securing our investments that may cause deterioration in the performance of our investments, adversely impact certain of our financing arrangements and our liquidity, and potentially expose us to principal losses on our investments; ▪ defaults by borrowers in paying debt service or principal on outstanding indebtedness; ▪ the adequacy of collateral securing our investments and declines in the fair value of our investments; ▪ difficulties or delays in redeploying the proceeds from repayments of our existing investments; ▪ increased competition from entities engaged in mortgage lending and/or investing in our target assets, including as a result of changes in the financial regulatory regime that could decrease the restrictions on banks and other financial institutions and allow them to compete with us for investment opportunities that were previously not available to, or otherwise pursued by, them; ▪ difficulty in successfully managing our growth, including integrating new assets into our existing systems; ▪ the cost of operating our platform, including, but not limited to, the cost of operating a real estate investment platform and the cost of operating as a publicly traded company; ▪ the availability of qualified personnel and our relationship with our Manager; ▪ conflicts with TPG and its affiliates, including our Manager, the personnel of TPG providing services to us, including our officers, and certain funds and other vehicles managed by TPG; ▪ our ability to maintain our qualification as a real estate investment trust (“REIT”) for U.S. federal income tax purposes and our ability to maintain our exemption or exclusion from registration under the Investment Company Act of 1940, as amended (the “Investment Company Act”); and ▪ authoritative U.S. generally accepted accounting principles (or “GAAP”) or policy changes from standard-setting bodies such as the Financial Accounting Standards Board (“FASB”), the SEC, the Internal Revenue Service (“IRS”), the New York Stock Exchange (“NYSE”) and other authorities that we are subject to, as well as their counterparts in any foreign jurisdictions where we might do business. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance, or achievements. We caution you that the risks, uncertainties and other factors referenced above may not contain all of the risks, uncertainties and other factors that are important to you. In addition, we cannot assure you that we will realize the results, benefits or developments that we expect or anticipate or, even if substantially realized, that they will result in the consequences or affect us or our business in the way expected. All forward-looking statements in this presentation apply only as of the date made and are expressly qualified in their entirety by the cautionary statements included in this presentation and in other filings we make with the SEC. We undertake no obligation to publicly update or revise any forward-looking statements to reflect subsequent events or circumstances, except as required by law.

Supplemental Information| 2Q 2026 3TPG RE Finance Trust, Inc.| NYSE: TRTX TRTX By the Numbers 1. Includes one fixed rate contiguous mezzanine loan 2. See Appendix for definitions, including LTV, Total Leverage ratio, and a description of the Company's Loan Risk Rating scale 3. Weighted average cost of funds excludes current index rate or index rate floor, as applicable 4. See page 6 for additional detail 5. Calculated on Net Income Attributable to Common Stockholders; refer to Appendix for reconciliation from GAAP Net Income to Net Income Attributable to Common Stockholders 6. Refer to Appendix for reconciliation from GAAP Net Income to Distributable Earnings 7. Represents an annualized dividend yield based on the July 24, 2026 closing share price of $8.62 Note: Data as of June 30, 2026 unless otherwise noted. Liquidity and capitalization information excludes REO related financings with the exception of the Company's Debt-to-Equity Ratio calculation, as defined $0.24 2Q26 Common Stock Dividend Declared $0.12 2Q26 GAAP Income per Diluted Share5 $0.23 2Q26 Distributable Earnings per Diluted Share6 11.1% Annualized Dividend Yield7 8.8% Dividend Yield on Book Value per Share at June 30, 2026 $10.95 Book Value per Share at June 30, 2026 $4.5 billion Loan Investment Portfolio $86.7 million Average Loan Size 100% Performing Portfolio 3.0 Weighted Average Risk Rating2 3.13% Weighted Average Credit Spread 99.7% Floating Rate Portfolio 65.6% Weighted Average LTV2 $488.2 million of Liquidity4 85.2% Non-Mark-to-Market Financing 3.3x Total Leverage Ratio2 1.83% Weighted Average Cost of Funds3 82.9% Weighted Average Approved Advance Rate $1.8 billion Available Financing Capacity Loan Portfolio1 Liquidity & Capitalization Dividend & Earnings $0.48 Common Dividends Declared QTD 2025

Supplemental Information| 2Q 2026 4TPG RE Finance Trust, Inc.| NYSE: TRTX Second Quarter 2026 Highlights Financials 1.Refer to Appendix for reconciliation from GAAP Net Income (Loss) to Distributable Earnings 2. In addition to credit spread, all-in yield includes the amortization of deferred origination fees, purchase price discount, and accrual of both extension and exit fees. All-in yield for the total portfolio assumes Term SOFR as of June 30, 2026 for weighted average calculations 3. See Appendix for definitions, including a description of the Company's Loan Risk Rating scale Investment Portfolio Liquidity & Capitalization • Net income attributable to common stockholders of $9.4 million or $0.12 per diluted common share • Distributable Earnings of $17.6 million or $0.23 per diluted common share1 • Declared common stock dividends of $0.24 per common share • Originated three first mortgage loans with total loan commitments of $466.0 million, an aggregate initial unpaid principal balance of $450.0 million, a weighted average interest rate of Term SOFR + 2.79% and as-is LTV of 62.9% • Total loan repayments of $274.4 million, including one full loan repayment of $227.1 million and partial repayments of $47.3 million related to two loans • Total loan investment portfolio of $4.5 billion as of June 30, 2026 – Multifamily and Industrial assets represent 76.4% of loan portfolio – No specifically identified loans and one loan on non-accrual, accounted for on a cash basis – Weighted average loan risk rating3 of 3.0 • $488.2 million of available near-term liquidity, including $65.6 million of cash, undrawn capacity on secured credit agreements and secured revolving credit facility of $317.4 million, undrawn capacity on revolving credit facility of $100.0 million and collateralized loan obligation reinvestment proceeds of $5.2 million • Closed a Term Loan B with an aggregate principal amount of $400.0 million due in 2033, priced at 99.75% and bears interest at Term SOFR plus 275 basis points • Closed a $100.0 million Revolving Credit Facility due in 2031 which bears interest at Term SOFR plus 200 basis points and was undrawn at close and at quarter end • Extended the Wells Fargo secured credit agreement to 2028 and increased the capacity by $350.0 million to $850.0 million • Closed a $500.0 million secured credit agreement with Citi • Increased the capacity of the Goldman Sachs secured credit agreement by $250.0 million to $750.0 million • Redeemed $597.8 million of investment grade securities outstanding associated with TRTX 2022-FL5 • 85.2% non-mark-to-market financing as of June 30, 2026 and the remaining balance is mark-to-credit only • Repurchased an aggregate of 1.3 million shares of common stock, at a weighted average price of $8.26 per share, for total consideration (including commissions and related fees) of $10.8 million – $47.3 million of partial repayments – with a weighted average all-in yield2 of 7.05%

Supplemental Information| 2Q 2026 5TPG RE Finance Trust, Inc.| NYSE: TRTX $11.06 $0.05 ($0.07) $0.22 ($0.24) ($0.04) $0.02 ($0.05) $10.95 Book Value 3/31/26 Retired Common Stock Issuance of Common Stock Net Income, Excluding Credit Loss Expense Dividends on Common Shares Dividends on Preferred Shares Equity Compensation Credit Loss Expense Book Value 6/30/26 2Q26 Operating Results ($ in millions) Net Income Attributable to Common Stockholders1 Adjustments Distributable Earnings2 Distributable Earnings per Common Share, Diluted Interest Income $74.1 $— $74.1 $0.95 Interest Expense (50.4) — (50.4) (0.65) Net Interest Income $23.7 $— $23.7 $0.30 Management and Incentive Fees (5.3) — (5.3) (0.07) Stock Compensation Expense (2.1) 2.1 — — Revenue and Expense from REO operations, net 1.8 2.6 4.4 0.06 Other Income & Expenses3 (1.4) — (1.4) (0.02) Preferred Stock Dividends & Participating Securities’ Share in Earnings (3.8) — (3.8) (0.05) Net Income Before Credit Loss Benefit $12.9 $4.7 $17.6 $0.23 Credit Loss Expense (3.6) 3.6 — — Total $9.4 $8.3 $17.6 $0.23 Per Common Share, Diluted $0.12 $0.11 $0.23 $0.12 GAAP Income per Diluted Share1 $0.23 Distributable Earnings per Diluted Share2 QoQ Change in Book Value 1. Refer to Appendix for reconciliation from GAAP Net Income to Net Income Attributable to Common Stockholders 2. Refer to Appendix for reconciliation from GAAP Net Income to Distributable Earnings 3. Includes the following income statement line items: Other Income, Professional Fees, General and Administrative, Servicing and Asset Management Fees, Income Tax Expense 4. Represents repurchases of the Company's common stock during the quarter Note: Totals may not sum due to rounding CECL Reserve per Share $0.99 CECL Reserve per Share $1.05 4

Supplemental Information| 2Q 2026 6TPG RE Finance Trust, Inc.| NYSE: TRTX Liquidity and Leverage Available Liquidity ($ in millions) Leverage Ratios4 1. Includes cash held to satisfy liquidity covenants under secured credit agreements 2. Available for Eligible Collateral, as defined in relevant loan portfolio financing arrangements 3. As of March 31, 2026, includes amounts held at the Company's servicer 4. See Appendix for definitions of Debt-to-Equity Ratio and Total Leverage Ratio Note: Totals may not sum due to rounding $216.4 $143.0 $172.8 $488.2 $93.6 $87.6 $92.0 $65.6 $78.6 $51.4 $39.7 $317.4 $44.2 $41.2 $5.2 $100.0 Cash Undrawn Capacity CLO Reinvestment Cash Undrawn Capacity on Corporate Revolver 9/30/2025 12/31/2025 3/31/2026 6/30/2026 2.64x 3.02x 3.10x 2.94x 2.64x 3.02x 3.10x 3.32x Debt-to-Equity Ratio Total Leverage Ratio 9/30/2025 12/31/2025 3/31/2026 6/30/2026 1 2 11% $41.2 $4.0 3

Supplemental Information| 2Q 2026 7TPG RE Finance Trust, Inc.| NYSE: TRTX Loan Portfolio 32% 13% 6% Geography4,5 Portfolio Metrics Total Loan Commitments $4.5B Outstanding Principal Balance $4.3B MSA Concentrations (Top 25 / Top 10)1 56.1% / 34.7% Weighted Average All-in Yield2 7.05% Weighted Average Credit Spread 3.13% Weighted Average Interest Rate Floor 2.66% Weighted Average Borrower Interest Rate Cap3 4.85% % Floating Rate Loans4 99.7% Loan Category4,5 1. Top 25 markets determined by US Census. Portfolio loans with collateral properties that are located in different MSAs are classified in the market designation with over 50% of underlying loan collateral by unpaid principal balance 2. In addition to credit spread, all-in yield includes the amortization of deferred origination fees, purchase price discount, and accrual of both extension and exit fees; All-in yield for the total portfolio assumes Term SOFR as of June 30, 2026 for weighted average calculations 3. Weighted Average Borrower Interest Rate Cap Strike Rate required by substantially all in-place loan agreements as of June 30, 2026, based on outstanding principal balances 4. By total loan commitment at June 30, 2026 5. See Appendix for definitions Note: Data as of June 30, 2026. Totals may not sum due to rounding East 25.2% West 37.5% Southeast 13.3% Southwest 12.5% Midwest 11.5% Loan Exposure by State4 Loan Exposure by Region4,5 4.3% 53.0% 8.7% 7.4% 1.7% 23.4% Office Multifamily Hotel Life Science Mixed-Use Industrial Self Storage Jun 30, 2026 Bridge 63.0%Moderate Transitional 18.1% Light Transitional 18.9%

Supplemental Information| 2Q 2026 8TPG RE Finance Trust, Inc.| NYSE: TRTX 4.3% 53.0% 8.7% 7.4% 1.7% 23.4% 1.5% 65.6% Office Multifamily Hotel Life Science Mixed-Use Industrial Self Storage Jun 30, 2026 Loan Portfolio Composition Loan Portfolio by Property Type1 1. By total loan commitment Note: Data as of June 30, 2026 unless otherwise noted. Weighted Average As-is LTV Unfunded Commitments $26,627 $480 $21,768 $98,844 $27,083 Loan Commitments by Vintage1 69% of loan commitments are 2023 vintage or newer 2023-2026 68.7% 2022 & Prior 31.3% 31.3% 1.4% 12.5% 41.2% 13.6% 2022 & Prior 2023 2024 2025 2026 Office 4.3% Multifamily 53.0% Hotel 8.7% Life Science 7.4% Mixed-Use 1.7% Industrial 23.4% Self Storage 1.5% 76% Multifamily & Industrial Exposure

Supplemental Information| 2Q 2026 9TPG RE Finance Trust, Inc.| NYSE: TRTX Loan Portfolio Originations & Repayments FY2026 Loan Full Repayments 1. By total loan commitment Note: Data as of June 30, 2026 unless otherwise noted. FY2026 Loan Originations1 ▪ 2Q26 total loan originations of $466.0 million, with a weighted average interest rate of Term SOFR + 2.79% and as-is LTV of 62.9% ▪ 2Q26 total loan repayments of $274.4 million, including full repayments of $227.1 million and partial repayments of $47.3 million Multifamily $149.0 24.3% Hotel $175.4 28.5% Industrial $290.0 47.2% Office $227.1 71.0% Multifamily $49.5 15.5% Hotel $43.2 13.5% $ in millions $ in millions Total Loan Originations of $614.4M Total Loan Full Repayments of $319.8M

Supplemental Information| 2Q 2026 10TPG RE Finance Trust, Inc.| NYSE: TRTX $3,783.6 $8.3 $265.3 ($415.8) $3,641.4 $11.9 $843.0 ($378.3) $4,118.1 $14.6 $135.5 ($123.6) $4,144.6 $14.8 $450.0 ($274.4) $4,335.0 6/30/2025 Deferred Fundings Originations Repayments 9/30/2025 Deferred Fundings Originations Repayments 12/31/2025 Deferred Fundings Originations Repayments 3/31/2026 Deferred Fundings Originations Repayments 6/30/2026 $3,899.3 $3,747.3 $4,290.6 $4,316.9 $4,508.4 $116.4 $106.8 $173.6 $173.5 $174.8 Loan Portfolio Walk 1. Loan commitments exclude PIK interest of $1.4 million as of June 30, 2026, $1.2 million as of March 31, 2026, $1.0 million as of December 31, 2025, $0.9 million as of September 30, 2025, and $0.7 million as of June 30, 2025 2. New loan investments include initial funding amount funded on the closing date; all subsequent loan fundings are included in deferred fundings TTM Loan Originations of $1.7 billion Drive Net Asset Growth of 15% Repayments/Sales/ REO Conversion Unfunded Loan CommitmentsDeferred Fundings and New Loan Originations2Unpaid Principal BalanceTotal Loan Commitments1 6 6 YoY loan portfolio decline primarily attributable to loan resolutions of $1.2B4 consisting of: Repayments ($666M), Loan Sales ($212M) and REO Conversions ($254M) Sales: $— Repayments 1,192.2 REO — Total $1,192.2 5%

Supplemental Information| 2Q 2026 11TPG RE Finance Trust, Inc.| NYSE: TRTX $— $172.7 $3,986.6 $162.3 $—$— $171.5 $3,797.1 $161.4 $— June 30, 2026 March 31, 2026 1 2 3 4 5 Loan Risk Ratings & CECL Reserve Dispersion of Risk Ratings1 by Amortized Cost ($ in millions) Weighted Average Risk Rating of 3.0 2Q 2026 Loan Count: 52 1Q 2026 Loan Count: 50 1. See Appendix for definitions, including Risk Ratings. 2. Represents the total CECL reserve expressed in basis points for the Company’s loan portfolio measured by commitments. The CECL reserve for non-specifically identified loans at June 30, 2026 is 179 bps, measured by the related CECL reserve (in dollars) divided by the related commitment (in dollars) Migration of Weighted Average Risk Ratings, by Property Type1 by Amortized Cost 44 46 3 0 44 3 0 3 3.2 3.1 3.0 3.0 2.8 2.7 3.0 3.0 4.0 4.0 3.0 3.0 3.0 3.0 1 2 3 4 5 2Q26 1Q26 2Q26 1Q26 2Q26 1Q26 2Q26 1Q26 2Q26 1Q26 2Q26 1Q26 2Q26 1Q26 Office Multifamily Hotel Life Science Mixed-Use Industrial Self Storage 0% 4% 92% 4% 0%0% 4% 92% 4% 0% June 30, 2026 March 31, 2026 1 2 3 4 5 3 176 180 179 179 176 180 179 179 General Reserve Specifically Identified Loans 9/30/2025 12/31/2025 3/31/2026 6/30/2026 CECL Reserve as bps of Total Loan Commitments2

Supplemental Information| 2Q 2026 12TPG RE Finance Trust, Inc.| NYSE: TRTX 32.6% 54.4% 11.3% 1.7% Secured Debt Agreements Securitized Debt Corporate Debt Asset-Specific Debt Financing Diverse Financing Sources1 Total Financing Capacity $5.3B Outstanding Principal Balance $3.5B Loan Portfolio Sources of Financing 9 Corporate Sources of Financing 2 Non-Mark-to-Market 85.2% Loan Financing Weighted Average Credit Spread 1.71% Loan Financing Weighted Average Approved Advance Rate 82.9% 85% Non-MTM Financing1 Expected Debt Maturities2,3 1. Calculated on outstanding balance as of June 30, 2026. See Appendix for financing sources definitions 2. Based on extended maturity dates where ability to extend is at Company’s option 3. Maturity of collateralized loan obligation liabilities are based on the fully extended maturity of underlying mortgage loan collateral, considering the reinvestment window of each collateralized loan obligation Note: Data as of June 30, 2026 MTM Financing (credit only) Non-MTM Financing 2026 2027 2028 2029 2030 Thereafter $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 2 $ in millions Financing Overview 85.2% Non-MTM ü85.2% Non-MTM debt with no capital markets MTM provisions üNo corporate debt maturities until 2031

Supplemental Information| 2Q 2026 13TPG RE Finance Trust, Inc.| NYSE: TRTX Real Estate Owned 1 Includes two properties 2. Excludes assumed working capital of $2.6 million 3. Carrying Value includes the impact of capital expenditures and depreciation and amortization recorded from acquisition to the reporting date Note: Carrying Value, Mortgage Debt Outstanding and Net Book Equity as of June 30, 2026 ($ in thousands) Office Office Total Office Multifamily Multifamily1 Multifamily Total Multifamily Total Portfolio Acquisition Date April 2023 December 2023 December 2023 November 2024 December 2024 Location Houston, TX Manhattan, NY Arlington Heights, IL San Antonio, TX Chicago, IL NRSF / Units 375,440 Sq. Ft. 121,238 Sq. Ft. 263 Units 600 Units 149 Units Fair Value at Acquisition2 $46,000 $40,041 $86,041 $72,000 $52,546 $37,358 $161,904 $247,945 Carrying Value3 $45,669 $35,071 $80,740 $65,328 $55,183 $35,569 $156,080 $236,820 Mortgage Debt Outstanding $31,200 $— $31,200 $— $— $— $— $31,200 Net Book Equity $14,469 $35,071 $49,540 $65,328 $55,183 $35,569 $156,080 $205,620 Property Photos ▪ Real Estate Owned portfolio with a total acquisition date fair value of $247.9 million, current carrying value of $236.8 million, and net book equity of $205.6 million as of June 30, 2026

Supplemental Information| 2Q 2026 14TPG RE Finance Trust, Inc.| NYSE: TRTX Change in Index Rate $0.00 ($0.01) $0.00 $0.02 $0.04 - 1.00% - 0.50% 0.00% + 0.50% + 1.00% (0.02) (0.01) 0.00 0.01 0.02 0.03 0.04 0.05 Impact of Changing Rates Portfolio Net Interest Income Sensitivity ($ Impact per Share per Quarter)1 1. Static analysis based on loan portfolio composition as of June 30, 2026 Index Rate at June 30, 2026 Term SOFR: 3.65%

TPG RE Finance Trust, Inc.| 4Q 2022 Appendix

Supplemental Information| 2Q 2026 16TPG RE Finance Trust, Inc.| NYSE: TRTX TRTX Loan Portfolio 1. Represents TRTX’s potential maximum loan commitment/balance 2. Represents TRTX’s current loan balance and excludes third party pari passu and junior positions in the same capital structure, if any 3. See Appendix for a description of the Company’s Loan Risk Rating scale and definitions, including definition of LTV 4. Comprised of a first mortgage loan of $180.0 million and a contiguous mezzanine loan of $105.0 million, both of which we own. Each loan carries the same interest rate 5. Comprised of a first mortgage loan of $245.0 million and a contiguous mezzanine loan of $11.3 million, of which we own both. The first mortgage loan has an interest rate of S+3.40% and the mezzanine loan has a fixed 8.0% PIK interest rate 6. Represents a 56.7% pari passu participation interest in a first mortgage loan, that was co-originated by the Company and a third-party Note: As of June 30, 2026; Not all TRTX investments have or will have similar experiences or results, and there can be no assurance that the investments listed above will continue to perform in accordance with historical levels of performance $ Millions Loan Name TRTX Loan Commitment1 TRTX Loan Balance2 Interest Rate Extended Maturity Location Property Type Commitment Per Sq. ft. / Unit LTV3 Risk Rating3 Loan 14 $285.0 $271.8 S + 2.6% 4.4 years New York City, NY Multifamily $602,537 / Unit 69.5% 3 Loan 25 $256.3 $254.2 S + 3.6% 1.1 years San Jose, CA Multifamily $444,646 / Unit 78.3% 3 Loan 3 $222.6 $208.6 S + 2.6% 5.0 years Various, Various Industrial $68 Sq. ft. 58.7% 3 Loan 4 $194.5 $194.5 S + 3.4% 1.9 years Daly City, CA Life Science $492 Sq. ft. 63.1% 3 Loan 5 $175.4 $175.4 S + 3.0% 4.9 years Boston, MA Hotel $613,287 / Unit 65.4% 3 Loan 6 $173.0 $162.9 S + 2.7% 4.0 years Los Angeles, CA Multifamily $364,211 / Unit 72.1% 3 Loan 76 $157.8 $152.3 S + 3.2% 4.0 years Various, Various Industrial $87 Sq. ft. 62.8% 3 Loan 8 $129.0 $116.3 S + 3.4% 3.5 years Various, Various Industrial $215 Sq. ft. 55.3% 3 Loan 9 $113.0 $110.0 S + 3.3% 3.4 years Various, Various Multifamily $112,214 / Unit 64.6% 3 Loan 10 $106.0 $106.0 S + 3.5% 0.1 years Various, NJ Multifamily $117,796 / Unit 71.3% 3 Loans 11 - 52 $2,695.8 $2,583.0 S + 3.2% 3.0 years 64.8% 3.0 Total Loans $4,508.4 $4,335.0 S +3.1% 3.1 years 65.6% 3.0

Supplemental Information| 2Q 2026 17TPG RE Finance Trust, Inc.| NYSE: TRTX Per Share Calculations Reconciliation of Net Income Attributable to Common Stockholders and Distributable Earnings 1. Includes preferred stock dividends declared and paid for Series A preferred stock and Series C Preferred Stock ▪ The following tables provide a reconciliation of GAAP net income to GAAP Net Income Attributable to Common Stockholders and Distributable Earnings (in thousands, except share and per share data): Book Value Per Common Share As of the Period Ended Jun 30, 2026 Mar 31, 2026 Dec 31, 2025 Sep 30, 2025 Total Stockholders' Equity $1,044,494 $1,062,134 $1,068,023 $1,082,530 Series C Preferred Stock ($201,250 aggregate liquidation preference) (201,250) (201,250) (201,250) (201,250) Series A Preferred Stock ($125 aggregate liquidation preference) (125) (125) (125) (125) Stockholders' Equity, Net of Preferred Stock $843,119 $860,759 $866,648 $881,155 Number of Common Shares Outstanding at Period End 76,985,190 77,801,209 78,318,722 78,306,713 Book Value per Common Share $10.95 $11.06 $11.07 $11.25 Three Months Ended (unaudited) Jun 30, 2026 Mar 31, 2026 Dec 31, 2025 Sep 30, 2025 Net Income $13,132 $18,939 $3,976 $21,993 Preferred Stock Dividends1 (3,148) (3,148) (3,148) (3,148) Participating Securities' Share in Earnings (630) (625) (639) (396) Net Income Attributable to Common Stockholders $9,354 $15,166 $189 $18,449 Weighted-Average Common Shares Outstanding, Basic 77,043,597 78,252,513 78,269,283 78,515,639 Weighted-Average Common Shares Outstanding, Diluted 78,025,668 79,063,393 78,445,515 78,813,809 Earnings Per Common Share, Basic $0.12 $0.19 $0.00 $0.23 Earnings Per Common Share, Diluted $0.12 $0.19 $0.00 $0.23 Non-Cash Stock Compensation Expense 2,080 2,056 4,402 1,389 Depreciation and Amortization 2,622 2,577 2,595 2,712 Credit Loss Expense (Benefit) 3,563 (286) 11,277 (2,608) Distributable earnings before realized losses from loan sales and other loan resolutions $17,619 $19,513 $18,463 $19,942 Realized loss on loan write-offs related to loan sales and REO conversions — — — — Distributable Earnings $17,619 $19,513 $18,463 $19,942 Weighted-Average Common Shares Outstanding, Basic 77,043,597 78,252,513 78,269,283 78,515,639 Weighted-Average Common Shares Outstanding, Diluted 78,025,668 79,063,393 78,445,515 78,813,809 Distributable earnings before realized losses from loan sales and other loan resolutions per Common Share, Basic $0.23 $0.25 $0.24 $0.25 Distributable earnings before realized losses from loan sales and other loan resolutions per Common Share, Diluted $0.23 $0.25 $0.24 $0.25 Distributable Earnings per Common Share, Basic $0.23 $0.25 $0.24 $0.25 Distributable Earnings per Common Share, Diluted $0.23 $0.25 $0.24 $0.25 2. For the three months ended June 30, 2022, capital loss carryforwards were utilized to offset a $13.3 million taxable gain realized from the partial sale of an REO Property 2. GAAP Gain on sale of real estate owned, net includes the impact of $5.1 million of depreciation and amortization expense recognized in previous quarters. For purposes of Distributable Earnings, depreciation and amortization expense on real estate owned is an add back in the quarter recognized. Accordingly, in the reporting period sold, the GAAP Gain on sale of real estate owned, net must be reduced by the accumulated depreciation and amortization expense previously recognized.

Supplemental Information| 2Q 2026 18TPG RE Finance Trust, Inc.| NYSE: TRTX All amounts in thousands except share and per share amounts Consolidated Balance Sheets June 30, 2026 December 31, 2025 ASSETS Cash and cash equivalents $65,577 $87,613 Restricted cash 633 654 Collateralized loan obligation proceeds held at trustee 5,207 3,976 Accounts receivable from servicer/trustee 464 717 Accrued interest and fees receivable 28,640 28,430 Loans held for investment 4,321,538 4,103,022 Allowance for credit losses (77,750) (74,503) Loans held for investment, net (includes $1,840,255 and $850,661, respectively, pledged as collateral under secured financing agreements) 4,243,788 4,028,519 Real estate owned, net 224,779 224,386 Other assets 27,844 31,935 Total Assets $4,596,932 $4,406,230 LIABILITIES AND EQUITY Liabilities Accrued interest payable $5,244 $6,751 Accrued expenses and other liabilities 16,449 15,884 Collateralized loan obligations, net 1,905,790 2,579,920 Secured financing agreements, net 1,115,666 618,470 Asset-specific financings, net 59,781 59,780 Mortgage loan payable, net 30,910 30,838 Term Loan B, net 392,973 — Payable to affiliates 5,342 5,274 Deferred revenue 1,363 1,940 Dividends payable 18,920 19,350 Total Liabilities $3,552,438 $3,338,207 Commitments and Contingencies Stockholders' Equity: Series A Preferred Stock ($0.001 par value per share; 100,000,000 and 100,000,000 shares authorized; 125 and 125 shares issued and outstanding, respectively) ($125 aggregate liquidation preference) — — Series C Preferred Stock ($0.001 par value per share; 8,050,000 shares authorized; 8,050,000 and 8,050,000 shares issued and outstanding, respectively) ($201,250 aggregate liquidation preference) 8 8 Common stock ($0.001 par value per share; 302,500,000 and 302,500,000 shares authorized, respectively; 76,985,190 and 78,318,722 shares issued and outstanding, respectively) 77 78 Additional paid-in-capital 1,744,686 1,740,585 Accumulated deficit (700,277) (672,648) Total Stockholders' Equity 1,044,494 1,068,023 Total Liabilities and Stockholders' Equity $4,596,932 $4,406,230

Supplemental Information| 2Q 2026 19TPG RE Finance Trust, Inc.| NYSE: TRTX Consolidated Statements of Income and Comprehensive Income All amounts in thousands except share and per share amounts Three Months Ended June 30, Six Months Ended June 30, 2026 2025 2026 2025 Interest income and interest expense Interest income $74,053 $70,668 $148,232 $138,713 Interest expense (50,387) (45,524) (98,849) (88,667) Net interest income 23,666 25,144 49,383 50,046 Other revenue Other income, net 1,261 2,824 4,564 4,675 Revenue from real estate owned operations 9,081 8,231 17,369 18,510 Total other revenue 10,342 11,055 21,933 23,185 Other expenses Professional fees 1,321 1,604 2,789 2,392 General and administrative 953 989 1,863 2,090 Stock compensation expense 2,080 1,997 4,136 4,016 Servicing and asset management fees 250 592 775 1,014 Management fee 5,342 5,194 10,657 10,347 Expenses from real estate owned operations 7,266 10,256 15,535 20,606 Total other expenses 17,212 20,632 35,755 40,465 Gain on sale of real estate owned, net — 6,970 — 6,970 Credit loss expense, net (3,563) (1,778) (3,277) (5,202) Income before income taxes 13,233 20,759 32,284 34,534 Income tax expense, net (101) (128) (213) (184) Net income $13,132 $20,631 $32,071 $34,350 Preferred stock dividends and participating securities' share in earnings (3,778) (3,750) (7,551) (7,509) Net Income Attributable to Common Stockholders $9,354 $16,881 $24,520 $26,841 Earnings per Common Share, Basic $0.12 $0.21 $0.32 $0.33 Earnings per Common Share, Diluted $0.12 $0.21 $0.31 $0.33 Weighted Average Number of Common Shares Outstanding Basic: 77,043,597 79,474,862 77,644,716 80,221,098 Diluted: 78,025,668 80,208,877 78,535,839 80,918,798 Dividends declared per common share $0.24 $0.24 $0.48 $0.48 Other comprehensive income Net income $13,132 $20,631 $32,071 $34,350 Comprehensive net income $13,132 $20,631 $32,071 $34,350

Supplemental Information| 2Q 2026 20TPG RE Finance Trust, Inc.| NYSE: TRTX Definitions ▪ Distributable Earnings is a non-GAAP measure, which we define as GAAP net income (loss) attributable to our common stockholders, including realized gains and losses from loan write-offs, loan sales and other loan resolutions (including conversions to REO), regardless of whether such items are included in other comprehensive income or loss, or in GAAP net income (loss), and excluding (i) non-cash stock compensation expense, (ii) depreciation and amortization expense (which only applies to debt investments related to real estate to the extend we foreclose upon the property or properties underlying such debt investments), (iii) unrealized gains (losses) (including credit loss expense (benefit), net), and (iv) certain non-cash or income and expense items. ▪ We believe that Distributable Earnings provides meaningful information to consider in addition to our net income (loss) and cash flow from operating activities determined in accordance with GAAP. We generally must distribute at least 90% of our net taxable income annually, subject to certain adjustments and excluding any net capital gains, for us to continue to qualify as a REIT for U.S. federal income tax purposes. We believe that one of the primary reasons investors purchase our common stock is to receive our dividends. Because of our investors’ continued focus on our ability to pay dividends, Distributable Earnings is an important measure for us to consider when determining our distribution policy and dividends per common share. Further, Distributable Earnings helps us to evaluate our performance excluding the effects of certain transactions and GAAP adjustments that we believe are not necessarily indicative of our current loan investment and operating activities. ▪ Distributable Earnings excludes the impact of our credit loss provision or reversals of our credit loss provision, but only to the extent that our credit loss provision exceeds any realized credit losses during the applicable reporting period. ▪ Distributable Earnings does not represent net income (loss) or cash generated from operating activities and should not be considered as an alternative to GAAP net income (loss), an indication of our GAAP cash flows from operations, a measure of our liquidity, or an indication of funds available for our cash needs. In addition, our methodology for calculating Distributable Earnings may differ from the methodologies employed by other companies to calculate the same or similar supplemental performance measures, and accordingly, our reported Distributable Earnings may not be comparable to the Distributable Earnings reported by other companies. Distributable Earnings

Supplemental Information| 2Q 2026 21TPG RE Finance Trust, Inc.| NYSE: TRTX Definitions (cont.) ▪ Fundings to borrowers that are made under existing loan commitments after a loan closing date.Deferred Fundings Geographic Diversity ▪ TRTX divides the South region into separate Southeast and Southwest regions using definitions established by The National Council of Real Estate Investment Fiduciaries (NCREIF). A reconciliation to TRTX’s Form 10-Q at June 30, 2026 follows (dollars in millions): Note: Totals may not sum due to rounding Region Form 10-Q Reclassification Supplemental % Total Commitment East $971.6 $165.7 $1,137.2 25.2 % South 1,009.6 (1,009.6) — — West 1,538.3 152.0 1,690.3 37.5 % Midwest 235.6 283.1 518.7 11.5 % Southeast — 598.8 598.8 13.3 % Southwest — 563.4 563.4 12.5 % Various 753.4 (753.4) — — Total $4,508.4 $— $4,508.4 100.0% ▪ Debt-to-Equity Ratio - Represents (i) total outstanding borrowings under secured financing arrangements, including collateralized loan obligations, secured credit agreements, asset-specific financing arrangements, a secured revolving credit facility, and mortgage loans payable, less cash, to (ii) total stockholders’ equity, at period end. ▪ Total Leverage Ratio - Represents (i) total outstanding borrowings under secured financing arrangements, including collateralized loan obligations, secured credit agreements, asset-specific financing arrangements, a secured revolving credit facility, mortgage loans payable, Term Loan B and Revolver plus nonconsolidated senior interests sold or co-originated (if any), less cash, to (ii) total stockholders’ equity, at period end. Leverage Financing Sources ▪ Secured Debt Agreements - Represents total outstanding borrowings under secured credit agreements, a secured revolving credit facility, and mortgage loans payable, at period end. ▪ Securitized Debt - Represents total outstanding borrowings under collateralized loan obligations, at period end. ▪ Asset-Specific Debt - Represents total outstanding borrowings under asset-specific financing arrangements, at period end. ▪ Corporate Debt - Represents total outstanding borrowings under Term Loan B and Revolver, at period end.

Supplemental Information| 2Q 2026 22TPG RE Finance Trust, Inc.| NYSE: TRTX Definitions (cont.) ▪ Except for construction loans, LTV is calculated for loan originations and existing loans as the total outstanding principal balance of the loan or participation interest in a loan (plus any financing that is pari passu with or senior to such loan or participation interest), divided by the as-is appraised value of our collateral at the time of origination or acquisition of such loan or participation interest. For construction loans only, LTV is calculated as the total commitment amount of the loan divided by the as-stabilized value of the real estate securing the loan. The as-is or as-stabilized (as applicable) value reflects our Manager’s estimates, at the time of origination or acquisition of the loan or participation interest in a loan, of the real estate value underlying such loan or participation interest determined in accordance with our Manager’s underwriting standards and consistent with third-party appraisals obtained by our Manager. Loan-to-Value (LTV) ▪ Bridge Loan - A loan with limited deferred fundings, generally less than 10% of the total loan commitment, which fundings are commonly conditioned on the borrower’s satisfaction of certain collateral performance tests. The related business plan generally involves little or no capital expenditure related to base building work (e.g., building mechanical systems, lobbies, elevators, common areas, or other amenities), with most deferred fundings related to leasing activity. The primary focus is on maintaining or improving current operating cash flow, or addressing minimal lease expirations or existing tenant vacancies. ▪ Light Transitional Loan - A transitional loan with deferred fundings ranging from 10% to 20% of the total loan commitment, which fundings are commonly conditioned on the borrower’s completion of specified improvements to the property or satisfaction of certain collateral performance tests. The related business plan is to lease existing or forecasted tenant vacancy to achieve stabilized occupancy and cash flow. Capital expenditure is primarily to fund leasing commissions and tenant improvements for new tenant leases, and capital expenditure allocated to base building work generally does not exceed 20%. Deferred fundings may also be budgeted to fund operating deficits, or interest expense, during the period prior to stabilized occupancy. ▪ Moderate Transitional Loan - A transitional loan with deferred fundings greater than 20% of the total loan commitment, which fundings are commonly conditioned on the borrower’s completion of specified improvements to the property or satisfaction of certain collateral performance tests. The related business plan generally involves capital expenditure for base building work needed before substantial leasing activity can be achieved, followed by capital expenditure for tenant improvements and leasing commissions to achieve stabilized occupancy and cash flow. Deferred fundings may also be budgeted to fund operating deficits, or interest expense, during the period prior to stabilized occupancy. ▪ Construction Loan - A loan made to a borrower to fund the ground-up construction of a commercial real estate property, or the horizontal development of commercial land. Loan Category

Supplemental Information| 2Q 2026 23TPG RE Finance Trust, Inc.| NYSE: TRTX Definitions (cont.) Property Types ▪ Mixed-Use: TRTX classifies a loan as mixed-use if the property securing TRTX’s loan (a) involves more than one use; and (b) no single use represents more than 60% of the collateral property’s total value. In certain instances, TRTX’s classification may be determined by its assessment of which use is the principal driver of the property’s aggregate net operating income. ▪ Life Science: TRTX classifies a loan as life science if more than 60% of the gross leasable area is leased to, or will be converted to, life science-related space. Life science-related space includes laboratory space, office space, or allied light manufacturing space used in support of biotechnology, pharmaceuticals, biomedical technologies, life systems technologies, and the design and manufacture of biomedical technology. Loan Risk Ratings ▪ Quarterly, the Company evaluates the risk of all loans and assigns a risk rating based on a variety of factors, whereby no single factor on its own, whether quantitative or qualitative, is given more weight than others. The factors that the Company considers in connection with this evaluation are grouped as follows: (i) loan and credit structure, including the as-is LTV; (ii) quality and stability of real estate value and operating cash flow, including debt yield, property type, dynamics of the geography, local market, physical condition, stability of cash flow, leasing velocity and quality and diversity of tenancy; (iii) performance against underwritten business plan; (iv) the frequency and materiality of loan modifications or waivers occasioned by unfavorable variances between the underwritten business plan and actual performance; (v) changes in the capital markets that may impact the repayment of the loan via a refinancing or sale of the loan collateral; and (vi) quality, experience and financial condition of sponsor, borrower and guarantor(s). Based on a 5-point scale, the Company’s loans are rated “1” through “5,” from least risk to greatest risk, respectively: ◦ 1 - Very Low Risk ◦ 2 - Low Risk ◦ 3 - Medium Risk ◦ 4 - High Risk/Potential for Loss—A loan that has a high risk of realizing a principal loss; and ◦ 5 - Default/Loss Likely—A loan that has a very high risk of realizing a principal loss or has otherwise incurred a principal loss. ▪ The Company generally assigns a risk rating of “3” to all loan investments upon origination or acquisition, except when specific circumstances warrant an exception.

Supplemental Information| 2Q 2026 24TPG RE Finance Trust, Inc.| NYSE: TRTX Company Information Contact Information Headquarters: 888 Seventh Avenue 35th Floor New York, NY 10106 New York Stock Exchange: Symbol: TRTX TPG RE Finance Trust, Inc. Brandon Fox Interim Chief Financial Officer and Chief Accounting Officer +1 (415) 706-2751 bfox@tpg.com Investor Relations: +1 (212) 405-8500 IR@tpgrefinance.com External Affairs Contact: TPG RE Finance Trust, Inc. Courtney Power +1 (415) 743-1550 media@tpg.com Analyst Coverage BofA Securities Eric Dray +1 (646) 855-5780 Citizens JMP Securities Steven DeLaney +1 (212) 906-3517 Wells Fargo Donald Fandetti +1 (212) 214-8069 JP Morgan Richard Shane +1 (415) 315-6701 BTIG Thomas Catherwood +1 (212) 738-6140 Raymond James Gabe Poggi +1 (571) 227-9641 Transfer Agent Equiniti Trust Company, LLC +1 (800) 937-5449 HelpAST@equiniti.com TPG RE Finance Trust, Inc. is a commercial real estate finance company that originates, acquires, and manages primarily first mortgage loans secured by institutional properties located in primary and select secondary markets in the United States. The Company is externally managed by TPG RE Finance Trust Management, L.P., a part of TPG Real Estate, which is the real estate investment platform of global alternative asset management firm TPG Inc. (NASDAQ: TPG). For more information regarding TRTX, visit www.tpgrefinance.com.